Exhibit 99.2

Dear partners:

First of all, we would like to thank you for your long-term trust! Your understanding and insight into FF’s ultimate intelligent TechLuxury brand, our products, the revolutionary and advanced technology, and the long-term value of the company, especially your persistence, determination, and tolerance through difficult times, are truly valuable to FF. It’s a basis on which FF can realize the on-time and high-quality production and delivery of FF 91 Futurist, and then subvert the traditional automobile industry to build a future intelligent electric mobility ecosystem.

FF has just completed definitive documentation in connection with the latest round of financing of $135 million U.S dollars, which assuming timely receipt of funds not only meets the funding needs of FF 91 Futurist’s upcoming start of production (SOP) at the end of March but also lays the foundation for the realization of FF’s medium and long-term strategic goals. According to the company’s established plan, we are targeting a start of production (SOP) date for our flagship FF 91 Futurist of March 30, 2023, our common milestone with our global supplier partners. This will undoubtedly be our most important historic moment since FF was created. We would like to express our sincerest respect to our global supplier partners for their unwavering support.

At Faraday Future, we define the future, hoping to improve the ecological environment, creating a new shared intelligent electric mobility ecosystem, and realize the product and technology revolution as well as the business model revolution. The new species FF 91 Futurist, which we created after countless painstaking efforts, is not just an electric car, but a supercar robot that provides the third internet living space. The FF 91 Futurist will be the portal to our intelligent electric mobility ecosystem. After successfully reaching the production and delivery milestone, we will work with global partners to provide high-value Internet and shared intelligent electric mobility services to our users.

The FF 91 Futurist is undergoing a series of final vehicle validation and testing before production and delivery. Among them, the EPA range of FF 91 Futurist has reached an astonishing 381 miles, which is the longest EPA range among electric crossovers and SUVs in the world and nearly 50-70 miles more range than similar competitors. With a 0-60 mph time of just 2.27 seconds, the FF 91 Futurist beats nearly all competitors in the ultra-luxury market segment.

Currently, we are making every effort to prepare for production based on a detailed production plan in our “FF ieFactory California” in Hanford, California. We have a detailed plan to achieve the SOP on March 30, 2023, and expect to deliver the FF 91 Futurist by the end of April, assuming timely receipt of financing from our investors.

At the same time, we will continue to fully promote the efficient implementation of FF’s US-China dual-home market and dual-gene strategy to ensure our success in the two major global markets of the U.S and China.

At present, under the leadership of the core executives, the elite team from FF Global has been fully stationed in the FF ieFactory California, striving to be at the forefront of production and delivery for our common dreams and expectations. We hereby invite FF global suppliers and partners to enter our manufacturing plant and fight hand in hand for the final sprint.

At the same time, Faraday Future plans to hold the “2023 Faraday Future Global Supplier Summit” at the end of April, inviting you all to witness the historical milestone of FF 91 Futurist production and delivery, and share the common victory. In addition, we will discuss follow-up planning with our partners at the summit. We will also have an in-depth discussion about the production ramp-up plan and implementation roadmap after the SOP and start of delivery, and discuss the path to achieve the short-term and medium-to-long-term strategic goals of FF.

On the road to success, FF can never walk alone. The intelligent electric mobility industry has deconstructed the relationship between OEMs and the supply chain in the era of internal combustion engines. In the era of intelligent electric vehicles, supplier partners are participating in the entire business process of the OEM in a deeper and more direct manner.

In order to thank you, our FF supplier partners for your long-term support, and at the same time practice FF’s business philosophy of co-creation and sharing and creating value and share benefits with upstream and downstream suppliers in the industrial chain, we will announce the plan of “FF Industrial Chain Strategic Alliance”, and the FF Supplier Par at the Supplier Summit. This shares the achievements and benefits of the intelligent electric mobility through industrial chain capital cooperation.

With the introduction and implementation of the FF Supplier Par program, FF will unite more closely with global supplier partners to seek to co-create the leading intelligent electric vehicle in the era of intelligent electric mobility, create capital value and share in the fruits of our success.

The success of Faraday Future is your success; our gains are your gains! FF intends to prove with practical actions that it will give suppliers and partners huge returns that other companies cannot provide.

Finally, please let us once again thank you for your support and commitment! We are confident to explore and break the boundaries of technology together with you, promote the transformation of the automobile industry, and create a future of shared intelligent electric mobility ecosystem!

Best Regards,

Dr. Mathias Hofmann

SVP Global Supply Chain of Faraday Future

Xuefeng Chen (XF)

Global CEO of Faraday Future

NO OFFER OR SOLICITATION

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

FORWARD LOOKING STATEMENTS

This letter includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this letter, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include, among other things, statements regarding the anticipated start of production (SOP) and delivery timing for our FF 91 Futurist vehicle, additional funding and timing for receipt thereof and FF stockholder approval of an authorized share increase and the timing thereof, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Faraday Future Intelligent Electric Inc.’s (the “Company’s”) control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include whether the Amended Shareholder Agreement between the Company and FF Top, dated as of January 13, 2023, complies with the listing requirements of The Nasdaq Stock Market LLC, the market performance of the shares of the Company’s common stock; the Company’s ability to regain compliance with, and thereafter continue to comply with, the Nasdaq listing requirements; the Company’s ability to satisfy the conditions precedent and close on the various financings previously disclosed by the Company and any future financings, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s ability to amend its certificate of incorporation to permit sufficient authorized shares to be issued in connection with the Company’s existing and contemplated financings; whether the Company and the City of Huanggang could agree on definitive documents to effectuate the non-binding Cooperation Framework Agreement; the Company’s ability to remain in compliance with its public filing requirements under the Securities Exchange Act of 1934, as amended; the outcome of the SEC investigation relating to the matters that were the subject of the Special Committee investigation and other litigation involving the Company; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; recent cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain directors and employees. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form S-1 filed on February 13, 2023, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.